                                                                       EXHIBIT B

                              AMENDMENT NO. 2 TO
                            STOCKHOLDERS AGREEMENT

     This Amendment No. 2 to Stockholders Agreement (the "Amendment") is made and entered into as of February __, 2000, by and among Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), each of the Persons listed on Schedule I attached hereto (the "Bain Stockholders"), each of the
          ----------
Persons listed on Schedule II attached hereto (the "Bear Stearns Stockholder"),
                  -----------
the Person listed on Schedule III hereto (the "First Boston Stockholder") and
                     ------------
the Person listed on Schedule IV hereto (the "Intel Stockholder").
                     -----------

                                   RECITALS

     A. The Company entered into a Confidentiality Agreement with Intel Corporation on December 29, 1999 (the "Confidentiality Agreement") in connection with the Series A Cumulative Convertible Preferred Stock Purchase Agreement dated December 23, 1999 between the Company and Intel Corporation (the "Purchase Agreement"). Under Section 1.6 of the Confidentiality Agreement, the Company is required to use its reasonable best efforts to amend the Stockholders Agreement dated as of May 11, 1999 by and among the Bain Stockholders, the Bear Stearns Stockholders, the First Boston Stockholder, the Intel Stockholder and the Company, as amended by Amendment No. 1 dated December 29, 1999 (as amended, the "Stockholders Agreement"), to include the terms and provisions of the Confidentiality Agreement.

     B. Terms not otherwise defined in this Amendment have the meanings given to them in the Stockholders Agreement.

                                   AGREEMENT

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. This Amendment constitutes an amendment to the Stockholders Agreement. Except as specifically amended pursuant to the terms of this Amendment, all of the terms of the Stockholders Agreement shall continue in full force and effect.

     2. Section 29 is hereby added to the Stockholders Agreement to read in full as follows:

               The Stockholders hereby agree to comply with
               the terms and provisions of the
               Confidentiality Agreement dated December 29,
               1999 by and between the Company and Intel
               Corporation (a copy of which is attached
               hereto and marked as Exhibit A) that are
                                    ---------
               applicable to the Company to the same extent that the Company is bound thereby.

     3.   Miscellaneous.

          (a)  Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
               this Amendment embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (b)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
               Amendment shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

          (c)  Counterparts. This Amendment may be executed in multiple
               ------------
               counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          (d)  Governing Law.  The corporate law of the Commonwealth of
               -------------
               Pennsylvania shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforceability of this Amendment and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                              INTEGRATED CIRCUIT SYSTEMS, INC.




                              By:___________________________________
                              Name: Hock E. Tan
                              Its:  President and Chief Executive Officer

BAIN STOCKHOLDERS:
-----------------


BAIN CAPITAL FUND VI, L.P.                    BCIP ASSOCIATES II-C


By:  Bain Capital Partners VI, L.P.           By: /s/ Michael Krupka
Its: General Partner                             -----------------------
                                              Name: Michael Krupka
By:  Bain Capital Investors VI, Inc.          Its:  Managing Director
Its: General Partner

By: /s/ Michael Krupka
   -----------------------
Name: Michael Krupka
Its:  Managing Director                       PEP INVESTMENTS PTY LTD.


BCIP TRUST ASSOCIATES II                      By: /s/ Michael Krupka
                                                 -----------------------
                                              Name: Michael Krupka
By: /s/ Michael Krupka                        Its:  Managing Director
   -----------------------
Name: Michael Krupka
Its:  Managing Director                       RANDOLPH STREET PARTNERS II


BCIP TRUST ASSOCIATES II-B                    By:_____________________________
                                              Name:
                                              Its:
By: /s/ Michael Krupka
   -----------------------
Name: Michael Krupka                          RANDOLPH STREET PARTNERS 1998
Its:  Managing Director                       DIF, L.L.C.


BCIP ASSOCIATES II                            By:_____________________________
                                              Name:
                                              Its:
By:
Name: Michael Krupka
Its:  Managing Director


BCIP ASSOCIATES II-B


By: /s/ Michael Krupka
   -----------------------
Name: Michael Krupka
Its:  Managing Director

     BEAR STEARNS STOCKHOLDER:
     ------------------------


     ICST ACQUISITION CORP.


     By: /s/ Bodil Arlander
        -------------------
     Name: Bodil Arlander
     Its:  Vice President

     FIRST BOSTON STOCKHOLDER:
     ------------------------


     INTEGRATED CIRCUIT SYSTEMS
     EQUITY INVESTORS, L.L.C.


     By:_________________________________
     Name:
     Its:

     INTEL STOCKHOLDER:
     -----------------


     INTEL CORPORATION


     By: /s/ Arvind Sodhni
        ---------------------------------
     Name: Arvind Sodhni
     Its:  Vice President and Treasurer

                                  SCHEDULE I
                                  ----------


                               Bain Stockholders
                               -----------------

     Bain Capital Fund VI, L.P.
     BCIP Associates II
     BCIP Trust Associates II
     BCIP Associates II-B
     BCIP Trust Associates II-B
     BCIP Associates II-C
     PEP Investments PTY Ltd.
     Randolph Street Partners II
     Randolph Street Partners 1998 DIF, L.L.C.

                                  SCHEDULE II
                                  -----------


                           Bear Stearns Stockholder
                           ------------------------

     ICST Acquisition Corp.

                                 SCHEDULE III
                                 ------------


                           First Boston Stockholder
                           ------------------------

     Integrated Circuit Systems Equity Investors, L.L.C.

                                  SCHEDULE IV
                                  -----------


                               Intel Stockholder
                               -----------------

Intel Corporation

                                   EXHIBIT A
                                   ---------

             [Confidentiality Agreement entered into with Intel]